SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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[ ] Preliminary Proxy Statement

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Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section

240.14a-12

VALCOM, INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person Filing Proxy Statement if other than the Registrant)

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VALCOM, INC.

26030 Avenue Hall

Studio 5

Valencia, California 91355

To the Shareholders of

VALCOM, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of

Shareholders of VALCOM, INC., a Delaware corporation (the

"Company"), will be held on Tuesday, May 22, 2001 at 10:00 a.m. local time at 26030 Avenue Hall, Studio 5, Valencia, California 91355 for the

following purposes:

1. To elect four directors to serve for the ensuing year and until their successors are elected.

2. To transact such other business as may properly come

before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the

Proxy Statement accompanying this Notice. A copy of the Company's

Annual Report to Shareholders, including financial statements for the year ended December 31, 2000, will be mailed to shareholders concurrently with the mailing of the Proxy Statement.

The Board of Directors has fixed the close of business on March

28, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Ron Foster

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Ron Foster

Secretary

Valencia, California

May 10, 2001

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VALCOM, INC.

26030 Avenue Hall

Studio 5

Valencia, California 91355

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2001

INFORMATION CONCERNING VOTING

GENERAL

The enclosed proxy statement is furnished to the stockholders by of the

Board of Directors of ValCom, Inc., a Delaware corporation (the

"Company"), for use at the Annual Meeting of Shareholders to be held on

May 22, 2001 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's facility at 26030 Avenue Hall, Studio 5,

Valencia, California 91355. The Company intends to mail this proxy statement and accompanying proxy card on or about May 10, 2001, to all shareholders entitled to vote at the Annual Meeting.

PROXY STATEMENT

The Company will bear the entire cost of the proxy statement,

including preparation, assembly, printing and mailing of this proxy statement and any additional information furnished to shareholders.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of

Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding proxy materials to such beneficial owners. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on March 28, 2001 will be entitled to notice of and to vote at the Annual

Meeting. At the close of business on March 28, 2001 the Company had outstanding and entitled to vote 93,943,507 shares of Common Stock.

Each holder of record of Common Stock on such date will be

entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Abstentions and broker non-votes will be considered present at the Annual

Meeting for the purpose of establishing a quorum. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of directors.

SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at the

Company's 2002 Annual Meeting of Shareholders must be received by the

Company not later than December 31, 2001 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

PROPOSAL 1 ELECTION OF DIRECTORS

The Directors have voted to nominate four (4) Directors for

election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the

Company.

The Company's Certificate of Incorporation prohibits cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. The principal's occupations during the past five

(5) years, directorships and certain other affiliations and information are set forth below:

Name and Position in the Company Age Since

Vince Vellardita 42 2000

President / CEO / Chairman

Ronald Foster 59 1986

VP Business Development/Director

Secretary

Stephen A. Weber 52 2000

Director

David Weiner 41 2000

Director

Vincent Vellardita. Mr. Vellardita is currently President, Chief Executive

Officer and Chairman of the Board of ValCom, Inc. Mr. Vellardita was

instrumental in having VEI, ValCom's wholly-owned subsidiary, acquire a

150,000 square foot production facility in Valencia, California that houses

8 sound stages that have been occupied for the past 4 years by the hit CBS series JAG and Fox's Power Rangers. Mr. Vellardita began his career in

1977 as a music producer and promoter of live shows and is credited with bringing Duran Duran and U2 to North America for their first tours on the continent. He also produced a benefit tour for the 1980 Presidential campaign of John Anderson. Mr. Vellardita does not currently serve as a director of any other reporting company.

Ronald Foster. Mr. Foster, age 59, served as SBI's Chief Executive

Officer, President and Chairman of the Board from 1986 to October 2000.

He is currently a vice-president and director of ValCom, Inc. His primary responsibilities include marketing and technical review. In addition to his responsibilities with SBI, Mr. Foster has held a number of other management positions over the years. From 1984 to 1986, he was

Executive Vice President and Producer of Pioneer Games of American

Satellite Bingo, in Albany, Georgia. Mr. Foster was also the owner and operator of Artist Management & Promotions, Inc. a Georgia corporation,

where he was responsible for coordinating television entertainers, sports figures and other celebrities for department store promotions. Previously,

Mr. Foster served as president and director of Ed-Phills, Inc., a Nevada corporation, and Executive Vice President and member of the Board of

Directors of Golden American Network, a California corporation. From

1984 to 1994, he was the president and chief executive officer of ROPA

Communications, Inc., a Georgia corporation, which owned and operated

WTAU-TV-19 in Albany, Georgia. He created and produced "Stock

Outlook 87, 88, and 89," a video presentation of public companies through

Financial News Network (FNN), a national cable network. Mr. Foster also has experience as technical director and associate producer for numerous national live sports broadcasts produced by ABC, CBS and WTBS. Mr.

Foster is Director/Producer/Writer of the Company Interactive Broadcast

Programs. Other than SBI, Mr. Foster does not currently serve as a director of any reporting company.

David Weiner. David Weiner is currently serving as a director of ValCom, Inc. Mr. Weiner received his MBA degree from U.C.L.A. and gained a wide variety of business experiences early in his career working in the investment banking and pension fund management arena. He joined the consulting group of Deloitte and Touche in 1988, where he provided general and corporate finance consulting services to a wide variety of entertainment, telecommunications, and direct response clients including

K-tel International, Inc. Mr. Weiner joined K-tel in 1993, as Vice

President of Corporate Development and was appointed President in

September of 1996. His responsibilities included directing all United

States operations of the company as well as its wholly owned subsidiaries in the Untied Kingdom, Germany and Finland. Mr. Weiner resigned as

President of K-tel in 1998 to form W-Net, Inc., an Internet and software development and consulting firm. Mr. Weiner does not currently serve as a director of any other reporting company.

Stephen A Weber. Mr. Weber is currently serving as director

of ValCom, Inc. Mr Weber has over 20 years of experience in Finance and

Management and is a certified public accountant. Prior to joining ValCom,

Mr. Weber was the managing partner of the regional audit firm, located in

Los Angeles, California. Currently, in addition to his duties at ValCom,

Mr. Weber consults for a publicly traded Internet company, Genesis

Intermedia.com, Inc., where he sits on the Board of Directors and is

Chairman of the Audit Committee.

DIRECTORS AND EXECUTIVE OFFICERS

Each director is elected to serve for a term of one (1) year until the next annual meeting of shareholders or until a successor is duly elected and qualified.

There are no family relationships among directors or persons nominated or chosen by the Company to become a director. The present term of office of each director will expire at the next annual meeting of shareholders.

The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of Shareholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation or until he shall be removed in the manner provided by the Company's Bylaws.

During the fiscal year ended December 31, 2000, outside directors received no cash compensation for their services as such, however they were reimbursed their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as

Directors of the Company. No officer of the Company receives any additional compensation for his services as a Director, and the Company does not contribute to any retirement, pension, or profit sharing plans covering its Directors.

MEETINGS OF THE BOARD

The Board of Directors met 13 times and acted 13 times by

unanimous written consent during the year ended December 31, 2000.

During 2000, each Director attended or participated in at least 75% of the meetings or unanimous resolutions held by the Board of Directors and the committees of which he/she was a member.

Management is responsible for the Company's internal controls,

financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the

United States of America and to issue a report thereon.

LEGAL PROCEEDINGS

None of the foregoing Directors or Executive Officers has, during the past five years:

(1) Been convicted in a criminal proceeding or subject to a

pending criminal proceeding;

(2) Been subject to any order, judgment, or decree, not

subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities,

futures, commodities or banking activities; and

(3) Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity

Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the

"Exchange Act") requires any person who owns more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is a director or an officer of the issuer of such security, to file reports of ownership and changes in ownership with the

Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than ten-percent shareholders are also required by SEC regulation to furnish the issuer of such securities with copies of all Section 16(a)

reports filed. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 2000.

Based solely on a review of the copies of such reports required by

Section 16(a), the Company believes that its officers, Directors, and stockholders owning greater than 10% of the Common Stock of the

Company complied with all applicable Section 16(a) filing requirements during 2000. In making these statements, the Company has relied upon the representations of its Directors, Officers and/or ten percent (10%)

shareholder, or copies of the reports that they have filed with the

Commission.

INDEPENDENT AUDITORS

Jay J. Shapiro, CPA, a professional corporation ("Shapiro Firm")

served as the Company's independent auditors for the fiscal year ended

December 31, 2000. Representatives of the Shapiro Firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they so desire. The Board of Directors appointed the Shapiro Firm as its independent auditors for the fiscal year

2001.

AUDIT FEES

The aggregate fees billed by the Shapiro Firm for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on

Form 10-QSB for that fiscal year were approximately $51,955.75.

FINANCIAL INFORMATION SYSTEMS DESIGN AND

IMPLEMENTATION FEES

There were no fees billed by the Shapiro Firm for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended

December 31, 2000.

ALL OTHER FEES

The aggregate fees billed by the Shapiro Firm for services rendered to the Company, other than the services described above under "Audit Fees"

for the fiscal year ended December 31, 2000 were $.0 for miscellaneous services.

The Audit Committee has considered whether the provision of the services by the Shapiro Firm, as described above in "All Other Fees," is compatible with maintaining the principal accountant's independence.

OTHER MATTERS

The Company's management is not aware of other matters that

may come before the Meeting. A majority of those votes present at the

Meeting cast in favor of any such matter will result in the passage of such matter.

A copy of Form 10-KSB, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the company at its address noted on this Proxy Statement.

2002 Annual Meeting

No definitive date for the Annual Meeting of Shareholders in

2002 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 2002 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than December 31, 2001.

VALCOM, INC.

/s/ Ron Foster

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By: Ron Foster, Secretary